Security Agreement

This Security Agreement (the “Agreement”) is dated as of June 28, 2013, by and among Pioneer Power Solutions, Inc., a Delaware corporation (the “Borrower”), the other parties executing this Agreement under the heading “Debtors” (the Borrower and such other parties, along with any parties who execute and deliver to the Secured Party referred to herein an agreement attached hereto as Schedule H, being hereinafter referred to collectively as the “Debtors” and individually as a “Debtor”), each with its mailing address as set forth in Section 12(b) hereof, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (the “Secured Party”), with its mailing address as set forth in Section 12(b) hereof. The term “Debtor” and “Debtors” as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

Preliminary Statement

A.           The Borrower, Jefferson Electric, Inc., Pioneer Critical Power Inc. and the Secured Party have entered into a Credit Agreement dated as of June 28, 2013 (the Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being referred to herein as the “Credit Agreement”) pursuant to which the Secured Party may from time to time extend credit or otherwise make financial accommodations available to or for the account of the Borrower.

B.           The Debtors (other than the Borrower) are subsidiaries or affiliates of the Borrower.

C.           Each Debtor provides each of the other Debtors with substantial financial, management, administrative, and technical support.

D.           The interdependent nature of the businesses of the Debtors is such that the viability of each Debtor is dependent upon the continued success of the other Debtors and, upon the continuation of such Debtor’s business relationships with the other Debtors, and the continuation thereof necessitates the Borrower’s access to credit and other financial accommodations from the Secured Party.

E.           As a condition to extending credit or otherwise making financial accommodations available to or for the account of the Borrower (whether under the Credit Agreement or otherwise), the Secured Party requires, among other things, that each Debtor grant the Secured Party a security interest in such Debtor’s personal property described herein subject to the terms and conditions hereof.

Now, Therefore, in consideration of the benefits accruing to the Debtors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Grant of Security Interest. Each Debtor hereby grants to the Secured Party (for the benefit of itself and as representative for the benefit of its affiliates) a lien on and security interest in, and acknowledges and agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, all right, title, and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to all of the following:

(a)          Accounts (including Healthcare Insurance Receivables, if any);

(b)          Chattel Paper;

(c)          Instruments (including Promissory Notes);

(d)          Documents;

(e)          General Intangibles (including Payment Intangibles and Software, patents, trademarks, tradestyles, copyrights, and all other intellectual property rights, including all applications, registration, and licenses therefor, and all goodwill of the business connected therewith or represented thereby);

(f)          Letter-of-Credit Rights;

(g)          Supporting Obligations;

(h)          Deposit Accounts;

(i)          Investment Property (including certificated and uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

(j)          Inventory;

(k)          Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

(l)          Fixtures;

(m)          Commercial Tort Claims (as described on Schedule F hereto or on one or more supplements to this Agreement);

(n)          Rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which is represented by, arises from, or relates to any of the foregoing;

(o)          Monies, personal property, and interests in personal property of such Debtor of any kind or description now held by the Secured Party or at any time hereafter transferred or delivered to, or coming into the possession, custody, or control of, the Secured Party, or any agent or affiliate of the Secured Party, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

(p)          Supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

(q)          Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(r)          Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the “Collateral”. All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. For purposes of this Agreement, the term “Receivables” means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.

Section 2.          Obligations Hereby Secured. The lien and security interest herein granted and provided for is made and given to secure, and shall secure, the payment and performance of (a) all Obligations, Hedging Liability and Bank Product Obligations (as such terms are defined in the Credit Agreement), and (b) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Party or its affiliates in collecting or enforcing any of such Obligations, Hedging Liability and Bank Product Obligations or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the “Secured Obligations”). Notwithstanding anything in this Agreement to the contrary, (a) the right of recovery against any Debtor (other than the Borrower to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the lowest amount that would render such Debtor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law and (b) the Secured Obligations with respect to any Debtor shall not include any Excluded Swap Obligations (as such term is defined in the Credit Agreement).

Section 3.          Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represents and warrants to, the Secured Party that:

(a)          No Debtor shall change its jurisdiction of organization without the Secured Party’s prior written consent. Each Debtor is the sole and lawful owner of its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor’s organizational registration number (if any) is set forth under its name under Column 1 on Schedule A.

(b)          Each Debtor’s chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor’s name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor’s name. The tangible Collateral owned or leased by each Debtor is and shall remain in such Debtor’s possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor’s name (collectively for each Debtor, as such locations may be amended or supplemented from time to time with written notice to the Secured Party as provided below, the “Permitted Collateral Locations”), except for (i) tangible Collateral which in the ordinary course of such Debtor’s business is in transit (x) between Permitted Collateral Locations or (y) to a customer, and (ii) tangible Collateral aggregating less than $200,000 in fair market value outstanding at any one time. If for any reason any tangible Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Secured Party shall nevertheless have and retain a lien on and security interest therein. The Debtors own and shall at all times own all Permitted Collateral Locations, except to the extent otherwise disclosed under Columns 2 and 3 on Schedule A. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A, in each case without first providing the Secured Party 30 days’ prior written notice of such Debtor’s intent to do so (at which time Schedule A will be deemed amended or supplemented with such additional or modified locations); provided that each Debtor shall at all times maintain its chief executive office and, unless otherwise specifically agreed to in writing by the Secured Party, Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Secured Party to maintain the lien and security interest of the Secured Party in the Collateral at all times fully perfected and in full force and effect.

(c)          Each Debtor’s legal name and jurisdiction of organization is correctly set forth under Column 1 on Schedule A of this Agreement. No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto. No Debtor shall change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Secured Party.

(d)          The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics’, laborers’ and statutory liens), attachments, levies, and encumbrances of every kind, nature and description, whether voluntary or involuntary, except for the lien and security interest of the Secured Party therein and as otherwise permitted by Section 8.8 of the Credit Agreement. Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Secured Party.

(e)          Reserved.

(f)          No Debtor shall waste or destroy the Collateral or any part thereof or be negligent in the care or use of any Collateral. Each Debtor shall perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Party has no responsibility to perform such obligations.

(g)          Reserved.

(h)          In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Secured Party generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor’s cost and expense, shall promptly repair or replace the Collateral so lost, damaged, or destroyed, except to the extent such Collateral, prior to its loss, damage, or destruction, had become uneconomical, obsolete, or worn out and is not necessary for or of importance to the proper conduct of such Debtor’s business in the ordinary course. Each Debtor hereby authorizes the Secured Party, at the Secured Party’s option, to adjust, compromise, and settle any losses under any insurance afforded at any time during the existence of any Event of Default, and each Debtor does hereby irrevocably constitute the Secured Party, and each of its nominees, officers, agents, attorneys, and any other person whom the Secured Party may designate, as such Debtor’s attorneys-in-fact, with full power and authority to effect such adjustment, compromise, and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Secured Party elects to adjust, compromise, or settle losses as aforesaid, any adjustment, compromise, and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Secured Party (regardless of whether or not an Event of Default shall have occurred and is continuing) in the case of losses exceeding $200,000. All insurance proceeds shall be subject to the lien and security interest of the Secured Party hereunder.

Unless the Debtors provide the Secured Party with evidence of the insurance coverage required by this Agreement, the Secured Party may purchase insurance at the Debtors’ expense to protect the Secured party’s interests in the Collateral. This insurance may, but need not, protect the debtors’ interests in the Collateral. The coverage purchased by the Secured Party may not pay any claims that any Debtor makes or any claim that is made against any Debtor in connection with the Collateral. The relevant Debtor may later cancel any such insurance purchased by the Secured Party, but only after providing the Secured Party with evidence that such Debtor has obtained insurance as required by this Agreement. If the Secured Party purchases insurance for the Collateral, the Debtors will be responsible for the costs of that insurance, including interest and any other charges that the Secured Party may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Secured Obligations secured hereby. The costs of the insurance may be more than the cost of insurance the Debtors may be able to obtain on its own.

(i)          Reserved.

(j)          If any Collateral is in the possession or control of any of any Debtor’s agents or processors and the Secured Party so requests, such Debtor agrees to notify such agents or processors in writing of the Secured Party’s security interest therein and instruct them to hold all such Collateral for the Secured Party’s account and subject to the Secured Party’s instructions. Each Debtor shall, upon the request of the Secured Party, authorize and instruct all bailees and other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping, or transferring all or any part of the Collateral to permit the Secured Party and its representatives to examine and inspect any of the Collateral then in such party’s possession and to verify from such party’s own books and records any information concerning the Collateral or any part thereof which the Secured Party or its representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, the relevant Debtor shall, at the Secured Party’s request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral and allows the removal of such Collateral by the Secured Party and is otherwise in form and substance reasonably acceptable to the Secured Party; provided, however, that no such agreement need be obtained with respect to any one location wherein the value of the Collateral as to which such agreement has not been obtained aggregates less than $200,000 at any one time.

(k)          Each Debtor agrees from time to time to deliver to the Secured Party such evidence of the existence, identity, and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent, and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered, together with such Debtor’s warranty of the genuineness thereof, and reports stating the book value of Inventory and Equipment by major category and location), in each case as the Secured Party may reasonably request. The Secured Party shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Secured Party considers appropriate (including, without limitation, the verification of Collateral by use of a fictitious name), and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Secured Party may reasonably require in connection therewith.

(l)          Each Debtor shall comply in all material respects with the terms and conditions of all leases, easements, right-of-way agreements, and other similar agreements binding upon such Debtor or affecting the Collateral or any part thereof.

(m)          Schedule C attached hereto contains a true, complete, and current listing of all patents, trademarks, tradestyles, copyrights, and other intellectual property rights (including all registrations and applications therefor) owned by the Debtors as of the date hereof that are registered with any governmental authority. The Debtors shall promptly notify the Secured Party in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Secured Party a supplement to Schedule C to reflect such additional rights (provided any Debtor’s failure to do so shall not impair the Secured Party’s security interest therein). Each Debtor owns or possesses rights to use all franchises, licenses, patents, trademarks, trade names, tradestyles, copyrights, and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and the Debtors are not liable to any person for infringement under applicable law with respect to any such rights as a result of its business operations.

(n)          Schedule F attached hereto contains a true, complete and current listing of all Commercial Tort Claims held by the Debtors as of the date hereof, each described by reference to the specific incident giving rise to the claim. Each Debtor agrees to execute and deliver to the Secured Party a supplement to this Agreement in the form attached hereto as Schedule G, or in such other form acceptable to the Secured Party, promptly upon becoming aware of any other Commercial Tort Claim held or maintained by such Debtor arising after the date hereof (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein).

(o)          Each Debtor agrees to execute and deliver to the Secured Party such further agreements, assignments, instruments, and documents and to do all such other things as the Secured Party may reasonably deem necessary or appropriate to assure the Secured Party its lien and security interest hereunder, including, without limitation, (i) such financing statements, and amendments thereof or supplements thereto, and such other instruments and documents as the Secured Party may from time to time reasonably require in order to comply with the UCC and any other applicable law, (ii) such agreements with respect to patents, trademarks, copyrights, and similar intellectual property rights as the Secured Party may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, and (iii) such control agreements with respect to all Deposit Accounts, Investment Property, Letter-of-Credit Rights, and electronic Chattel Paper, and to cause the relevant depository institutions, financial intermediaries, and issuers to execute and deliver such control agreements, as the Secured Party may from time to time reasonably require. Each Debtor hereby agrees that a carbon, photographic, or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Secured Party without notice thereof to such Debtor wherever the Secured Party in its sole discretion desires to file the same. Each Debtor hereby authorizes the Secured Party to file any and all financing statements covering the Collateral or any part thereof as the Secured Party may require, including financing statements describing the Collateral as “all assets” or “all personal property” or words of like meaning. The Secured Party may order lien searches from time to time against each Debtor and the Collateral, and the Debtor shall promptly reimburse the Secured Party for all reasonable costs and expenses incurred in connection with such lien searches. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Secured Party in its sole discretion deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of the Secured Party under the law of such other jurisdiction. Each Debtor agrees to mark its books and records to reflect the lien and security interest of the Secured Party in the Collateral.

 (p)          On failure of any Debtor to perform any of the material covenants and agreements herein contained, the Secured Party may, at its option, perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Secured Party may be compelled to make by operation of law or which the Secured Party may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the relevant Debtor immediately without notice or demand, shall constitute additional Secured Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum determined in accordance with Section 2.9(e) of the Credit Agreement (such rate per annum as so determined being hereinafter referred to as the “Default Rate”). No such performance of any covenant or agreement by the Secured Party on behalf of any Debtor, and no such advancement or expenditure therefor, shall relieve the Debtor of any default under the terms of this Agreement or in any way obligate the Secured Party to take any further or future action with respect thereto. The Secured Party, in making any payment hereby authorized, may do so according to any bill, statement, or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement, or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, or title or claim. The Secured Party, in performing any act hereunder, shall be the sole judge of whether any Debtor is required to perform same under the terms of this Agreement. The Secured Party is hereby authorized to charge any account of the relevant Debtor maintained with the Secured Party for the amount of such sums and amounts so expended.

Section 4.          Special Provisions Re: Receivables. (a) As of the time any Receivable owned by a Debtor becomes subject to the security interest provided for hereby, and at all times thereafter, such Debtor shall be deemed to have warranted as to each and all of such Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that no surety bond was required or given in connection with such Receivable or the contracts or purchase orders out of which the same arose; that the amount of the Receivable represented as owing is the correct amount actually and unconditionally owing, except for normal cash discounts on normal trade terms in the ordinary course of business; and that the amount of such Receivable represented as owing is not disputed and is not subject to any set-offs, credits, deductions, or countercharges other than those arising in the ordinary course of such Debtor’s business which are disclosed to the Secured Party in writing promptly upon such Debtor becoming aware thereof. Without limiting the foregoing, if any Receivable arises out of a contract with the United States of America, or any state or political subdivision thereof, or any department, agency, or instrumentality of any of the foregoing, each Debtor agrees to notify the Secured Party and, at the Secured Party’s request, execute whatever instruments and documents are required by the Secured Party in order that such Receivable shall be assigned to the Secured Party and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar state or local statute, as the case may be.

(b)          Unless and until an Event of Default exists, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by a Debtor in the ordinary course of its business as presently conducted in accordance with Section 6(b) hereof; and, during the existence of any Event of Default, such merchandise and other goods shall be set aside at the request of the Secured Party and held by the relevant Debtor as trustee for the Secured Party and shall remain part of the Secured Party’s Collateral. Unless and until an Event of Default exists, the Debtors may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries, and grant discounts, credits, and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the relevant Debtor in good faith considers advisable; and, during the existence of any Event of Default, at the Secured Party’s request, the Debtors shall notify the Secured Party promptly of all returns and recoveries and, on the Secured Party’s request, deliver any such merchandise or other goods to the Secured Party. During the existence of any Event of Default, at the Secured Party’s request, the Debtor shall also notify the Secured Party promptly of all disputes and claims and settle or adjust them at no expense to the Secured Party, but no discount, credit, or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Secured Party’s consent. The Secured Party may, at all times during the existence of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Secured Party considers reasonably advisable.

(c)          Reserved.

Section 5.          Collection of Receivables. (a) Except as otherwise provided in this Agreement, the Debtors shall make collection of all Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

(b)          Upon the occurrence and during the continuance of any Event of Default, whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 5, in the event the Secured Party requests any applicable Debtor to do so:

(i)          all Instruments and Chattel Paper at any time constituting part of the Receivables or any other Collateral (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with the Secured Party; and/or

(ii)         such Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Secured Party and which are maintained at post office(s) in Chicago, Illinois selected by the Secured Party.

(c)          Upon the occurrence and during the continuance of any Event of Default, whether or not the Secured Party has exercised any or all of its rights under other provisions of this Section 5, the Secured Party or its designee may notify the Debtors’ customers and account debtors at any time that Receivables or any other Collateral have been assigned to the Secured Party or of the Secured Party’s security interest therein, and either in its own name, or the relevant Debtor’s name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound, and give acquittance for any or all amounts due or to become due on Receivables or any other Collateral, and in the Secured Party’s discretion file any claim or take any other action or proceeding which the Secured Party may deem reasonably necessary or appropriate to protect or realize upon the security interest of the Secured Party in the Receivables or any other Collateral.

(d)          Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Secured Party pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Secured Party in and through a remittance account at the Secured Party, and the Debtors acknowledge that the maintenance of such remittance account by the Secured Party is solely for the Secured Party’s convenience and that the Debtors do not have any right, title, or interest in such remittance account. The Secured Party may, after the occurrence and during the continuation of any Event of Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Secured Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Secured Party may from time to time in its discretion determine, but not less often than once each week. The Secured Party need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Secured Party has received final payment therefor at its office in cash or final solvent credits current in Chicago, Illinois, acceptable to the Secured Party as such. However, if the Secured Party does give credit for any item prior to receiving final payment therefor and the Secured Party fails to receive such final payment or an item is charged back to the Secured Party for any reason, the Secured Party may at its election in either instance charge the amount of such item back against the remittance account or any account of the relevant Debtor maintained with the Secured Party, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to the remittance account, each Debtor shall furnish the Secured Party with a report in such form as the Secured Party shall reasonably require identifying the particular Receivable or other Collateral from which the same arises or relates. Unless and until an Event of Default exists, the Secured Party will release proceeds of Collateral which the Secured Party has not applied to the Secured Obligations as provided above from the remittance account from time to time promptly after receipt thereof. The Secured Party shall have no liability or responsibility to any Debtor for accepting any check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

Section 6.          Special Provisions Re: Inventory and Equipment. (a) Reserved.

(b)          Reserved.

(c)          Reserved.

(d)          Each Debtor warrants and agrees that no Inventory owned by it is or will be consigned to any other person without the Secured Party’s prior written consent.

(e)          Upon the Secured Party’s request, each Debtor shall at its own cost and expense cause the lien of the Secured Party in and to any portion of the Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and shall cause all such certificates of title and evidences of lien to be deposited with the Secured Party.

(f)          Except for Equipment from time to time located on the real estate described on Schedule D attached hereto and as otherwise disclosed to the Secured Party in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

(g)          If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Secured Party except to the extent the Secured Party specifically requests such Debtor not to do so with respect to any such document.

Section 7.          Special Provisions Re: Investment Property and Deposits. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Secured Party pursuant to Section 9(d) hereof:

(i)          the Debtors shall be entitled to exercise all voting and/or consensual powers pertaining to the Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any Secured Obligations; and

(ii)         the Debtors shall be entitled to receive and retain all cash dividends paid upon or in respect of the Investment Property.

(b)          All Investment Property (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) of the Debtors on the date hereof is listed and identified on Schedule E attached hereto and made a part hereof. Each Debtor shall promptly notify the Secured Party of any other Investment Property acquired or maintained by such Debtor after the date hereof, and shall submit to the Secured Party a supplement to Schedule E to reflect such additional rights (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein). Certificates for all certificated securities now or at any time constituting Investment Property shall be promptly delivered by the Debtors to the Secured Party duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision, or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of, or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation, or otherwise. With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Secured Party’s request, the Debtors shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among the relevant Debtor, the Secured Party, and such issuer or intermediary in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for the intermediary’s agreement that it shall comply with entitlement orders, and apply any value distributed on account of any such Investment Property, as directed by the Secured Party without further consent by any Debtor. The Secured Party may at any time, after the occurrence and during the continuance of an Event of Default, cause to be transferred into its name or the name of its nominee or nominees all or any part of the Investment Property hereunder.

(c)          Reserved.

(d)          The Debtors represent that on the date of this Agreement, none of the Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent the Debtors have delivered to the Secured Party a duly executed and completed Form U-1 with respect to such stock. If at any time the Investment Property or any part thereof consists of margin stock, the Debtors shall promptly so notify the Secured Party and deliver to the Secured Party a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Secured Party in form and substance reasonably satisfactory to the Secured Party.

(e)          Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of the Secured Party, the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by the Secured Party.

(f)          All Deposit Accounts of the Debtors on the date hereof are listed and identified (by account number and depository institution) on Schedule E attached hereto and made a part hereof. Each Debtor shall promptly notify the Secured Party of any other Deposit Account opened or maintained by such Debtor after the date hereof, and shall submit to the Secured Party a supplement to Schedule E to reflect such additional accounts (provided such Debtor’s failure to do so shall not impair the Secured Party’s security interest therein). With respect to any Deposit Account maintained by a depository institution other than the Secured Party, and as a condition to the establishment and maintenance of any such Deposit Account except as otherwise agreed to in writing by the Secured Party, such Debtor, the depository institution, and the Secured Party shall execute and deliver an account control agreement in form and substance reasonably satisfactory to the Secured Party which provides, among other things, for the depository institution’s agreement that it will comply with instructions originated by the Secured Party directing the disposition of the funds in the Deposit Account without further consent by such Debtor.

Section 8.          Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Secured Party, its nominee, and any other person whom the Secured Party may designate, as such Debtor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to sign such Debtor’s name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to such Debtor’s customers, account debtors, and other obligors; to endorse such Debtor’s name on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Secured Party’s possession or on any assignments, stock powers, or other instruments of transfer relating to the Collateral or any part thereof; to sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor’s mail to an address designated by the Secured Party; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Secured Party nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct. The Secured Party may file one or more financing statements disclosing its security interest in any or all of the Collateral without the relevant Debtor’s signature appearing thereon. Each Debtor also hereby grants the Secured Party a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Borrower have expired or otherwise have been terminated.

Section 9.          Defaults and Remedies. (a)  The occurrence of any event or the existence of any condition specified as an “Event of Default” under the Credit Agreement shall constitute an “Event of Default” hereunder.

(b)          Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have, in addition to all rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Secured Party may, without demand and without advertisement, notice, hearing, or process of law, all of which the Debtors hereby waive, at any time or times, sell and deliver all or any part of the Collateral (and any other property of the Debtors attached thereto or found therein) held by or for it at public or private sale, for cash, upon credit, or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion. In addition to all other sums due the Secured Party hereunder, the Debtors shall pay the Secured Party all costs and expenses incurred by the Secured Party, including attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Secured Party or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to each Debtor in accordance with Section 12(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided however, no notification need be given to any Debtor if such Debtor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Secured Party shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Secured Party may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. The Secured Party may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Secured Party may further postpone such sale by announcement made at such time and place. The Secured Party has no obligation to prepare the Collateral for sale. The Secured Party may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

(c)          Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor’s premises (each Debtor hereby agreeing to lease such premises without cost or expense to the Secured Party or its designee if the Secured Party so requests) or to remove the Collateral or any part thereof to such other places as the Secured Party may desire. Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right to exercise any and all rights with respect to all Deposit Accounts of each Debtor including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw, and receive all amounts due or to become due or payable under each such Deposit Account. Upon the occurrence and during the continuation of any Event of Default, each Debtor shall, upon the Secured Party’s demand, promptly assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. If the Secured Party exercises its right to take possession of the Collateral, the relevant Debtor shall also at its expense perform any and all other steps requested by the Secured Party to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Secured Party, appointing overseers for the Collateral, and maintaining Collateral records.

(d)          Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of each Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of the Secured Party, cease and thereupon become vested in the Secured Party, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which any Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange, or subscription or any other rights, privileges, or options pertaining to any Investment Property as if the Secured Party were the absolute owner thereof. Without limiting the foregoing, the Secured Party shall have the right to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization, or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Secured Party of any right, privilege, or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as the Secured Party may determine. In the event the Secured Party in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(e)          Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Party a royalty-free irrevocable license and right to use all of such Debtor’s patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, copyrights, copyright applications, copyright licenses, and similar intangibles in connection with any foreclosure or other realization by the Secured Party on all or any part of the Collateral upon the occurrence and during the continuance of an Event of Default. The license and right granted the Secured Party hereby shall be without any royalty or fee or charge whatsoever.

(f)          The powers conferred upon the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Secured Party accords its own property, consisting of similar type assets, it being understood, however, that the Secured Party shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any such Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtors, or any of them, in any way related to the Collateral, and the Secured Party shall have no duty or obligation to discharge any such duty or obligation. The Secured Party shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value. Neither the Secured Party nor any party acting as attorney for the Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

(g)          Failure by the Secured Party to exercise any right, remedy, or option under this Agreement or any other agreement between the Debtors, or any of them, and the Secured Party or provided by law, or delay by the Secured Party in exercising the same, shall not operate as a waiver; and no waiver by the Secured Party shall be effective unless it is in writing and then only to the extent specifically stated. The rights and remedies of the Secured Party under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until waived in writing by the Secured Party.

Section 10.         Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Secured Party after the occurrence and during the continuation of any Event of Default shall, when received by the Secured Party in cash or its equivalent, be applied by the Secured Party as follows:

(i)          first, to the payment and satisfaction of all sums paid and costs and expenses incurred by the Secured Party hereunder or otherwise in connection herewith, including such monies paid or incurred in connection with protecting, preserving or realizing upon the Collateral or enforcing any of the terms hereof, including attorneys’ fees and court costs, together with any interest thereon (but without preference or priority of principal over interest or of interest over principal), to the extent the Secured Party is not reimbursed therefor by the Debtors; and

(ii)         second, to the payment and satisfaction of the remaining Secured Obligations, whether or not then due (in whatever order the Secured Party elects), both for interest and principal.

The Debtors shall remain liable to the Secured Party for any deficiency. Any surplus remaining after the full payment and satisfaction of the foregoing shall be returned to the Debtors or to whomsoever the Secured Party reasonably determines is lawfully entitled thereto.

Section 11.         Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of the Borrower have expired or otherwise have been terminated. Upon such termination of this Agreement, the Secured Party shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

Section 12.         Miscellaneous. (a) This Agreement cannot be changed or terminated orally. All of the rights, privileges, remedies, and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all the terms, conditions, covenants, agreements, representations, and warranties of and in this Agreement shall bind the Debtors and their legal representatives, successors and assigns, provided that no Debtor may assign its rights or delegate its duties hereunder without the Secured Party’s prior written consent.

(b)          All notices and other communications provided for herein shall be effectuated (a) in the case of notices to Secured Party, in the manner provided for in the Credit Agreement, and (b) in the case of notices to any Debtor, in the manner provided for in the Credit Agreement. Each Debtor appoints the Borrower such Debtor’s agent, and the Borrower shall act as agent for each other Debtor, for receipt of notices and other communications pursuant to the Loan Documents.

(c)          In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

(d)          The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations. No application of any sums received by the Secured Party in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Secured Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations have been fully paid and satisfied and all agreements of the Secured Party to extend credit to or for the account of each Debtor have expired or otherwise have been terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of the Secured Party or any other holder of any Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Party or any other holder of any Secured Obligations of any other security for or guarantors upon any of the Secured Obligations or by any failure, neglect or omission on the part of the Secured Party or any other holder of any Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral or security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Party, without notice to anyone, is hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Party may at its discretion at any time grant credit to any Debtor without notice to the other Debtors in such amounts and on such terms as the Secured Party may elect (all of such to constitute additional Secured Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Party hereunder and under applicable law, there shall be no obligation on the part of the Secured Party or any other holder of any Secured Obligations at any time to first resort for payment to any one or more Debtors or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Party shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(e)          In the event the Secured Party shall at any time in its discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule H, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update Schedule A, B, C, D, E, and F hereto with respect to it. No such substitution shall be effective absent the written consent of the Secured Party nor shall it in any manner affect the obligations of the other Debtors hereunder.

(f)          This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(g)          This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(h)          Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. The Debtors and the Secured Party each hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Page to Follow]

In Witness Whereof, the Debtors have caused this Security Agreement to be duly executed and delivered as of the date and year first above written.

Pioneer Power Solutions, Inc.

By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

Jefferson Electric, Inc.

By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

Pioneer Critical Power Inc.

By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

[Signature Page to Security Agreement]

Accepted and agreed to in Chicago, Illinois as of the date and year first above written.

Bank of Montreal, acting through its Chicago Branch

By:	/s/ Larry Allan Swiniarski
	Name:	Larry Alan Swiniarski
	Title:	Director

[Signature Page to Security Agreement]

Schedule A

Locations

Column 1	Column 2	Column 3

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such Location)	Additional Places of Business and Collateral Locations (and name of record owner of such Locations)

Pioneer Power Solutions, Inc. (Delaware; 4757949)	400 Kelby Street, 9th Floor Fort Lee, NJ 07024	400 Kelby Street, 9th Floor, Fort Lee, New Jersey 07024

Jefferson Electric, Inc. (Delaware; 4818480)	9650 S. Franklin Drive Franklin, WI 53132-8847	1011 West 46th Avenue, Denver, Colorado 80211

3145 N.W. 38th Street, Miami, Florida 33142

790-B Great Southwest Parkway, Atlanta, Georgia 30336

159 Plantation Road, Harahan, Louisiana 70123

7500 Intervale Avenue, Detroit, Michigan 48238

63-15 Traffic Avenue, Ridgewood, New York 11385

3501 Croton Avenue, Cleveland, Ohio 44115

8180 Bourbon Street, Oklahoma City, Oklahoma 73128

1231 Ford Road, Bensalem, Pennsylvania 19020

4650 South Pinemont, Suite 125, Houston, Texas 77041

10501 South Jackson Road, Suite Number 100, Pharr, Texas 78577

7828 South 200th Street, Kent, Washington 98032

9650 South Franklin Drive, Franklin, Wisconsin 53132-8847

3601 Jurupa Street, Ontario, California 91761

2071 Ringwood Avenue, San Jose, California 95131

351 West Touhy Avenue, Suite 190, Des Plaines, Illinois 60018

Pioneer Critical Power Inc. (Delaware; 4906256)	9210 Wyoming Avenue North Suite 250 Minneapolis, MN 55445	9210 Wyoming Avenue North, Suite 250, Minneapolis, Minnesota 55445

Schedule B

Other Names

A.	Prior Legal Names

Power Systems Solutions, Inc.

Pioneer Sales USA Inc.

Pioneer Wind Energy Services, Inc.

JEI Acquisition Corp.

Sierra Concepts, Inc.

B.	Trade Names

None.

Schedule C

Intellectual Property Rights

A.           Trademarks

Debtor	Marks	Reg. No.	Reg. Date

Jefferson Electric, Inc.	Jefferson Electric	4124485	April 10, 2012
Jefferson Electric, Inc.	Jefferson	4124484	April 10, 2012
Jefferson Electric, Inc.	Solartran Tanning Bed Transformers	3095087	May 23, 2006

Jefferson Electric, Inc.	Jefferson Electric	2179377	August 4, 1998
Pioneer Power Solutions, Inc.	Pioneer	4076679	December 27, 2011
Pioneer Power Solutions, Inc.	P T	4022410	September 6, 2011
Pioneer Power Solutions, Inc.	P T Transformateurs LTEE Pioneer Transformers LTD	3988192	July 5, 2011

B.           Patents

None.

C.           Copyrights

None.

Schedule D

Real Estate legal descriptions

None.

Schedule E

Investment Property and Deposits

A.           Investment Property

Debtor	Name of Subsidiary Issuer	Type of Organization (e.g., corporation, partnership, limited liability company)	Jurisdiction of Organization	No. (and type) of Issued Shares/units	Certificate No. (if any)	Percentage of Issuer’s Equity Interests
Pioneer Power Solutions, Inc.	Jefferson Electric, Inc.	Corporation	Delaware	2,295 common shares	No. 2	100%
Pioneer Power Solutions, Inc.	Pioneer Critical Power Inc.	Corporation	Delaware	100 common shares	No. 002	100%
Pioneer Power Solutions, Inc.	JE Mexican Holdings, Inc.	Corporation	Delaware	1,000	No. 2	100%
Jefferson Electric, Inc.	Nexus Custom Magnetics, LLC	LLC	Texas	5,000 units	No. 3	100%
Pioneer Power Solutions, Inc.	Pioneer Electrogroup Canada Inc.	Corporation	Quebec, Canada	____	____	100%[1]

1 Pioneer Power Solutions, Inc. pledges 65% of the Voting Stock (as defined in the Credit Agreement) of Pioneer Electrogroup Canada Inc. to the Secured Party.

B.           Deposits

Debtor	Type of Account and Account Number (e.g., deposit account, securities account or commodity account)	Account Number	Account Title	Name and Address of Institution
Pioneer Power Solutions, Inc.	Checking		Pioneer Operating	Bank of America P.O. Box 25118 Tampa, FL 33622-5118
Pioneer Power Solutions, Inc.	Checking		Pioneer Payroll	Bank of America P.O. Box 25118 Tampa, FL 33622-5118
Pioneer Critical Power Inc.	Checking		PCPI Operating	Bank of America P.O. Box 25118 Tampa, FL 33622-5118
Pioneer Critical Power Inc.	Checking		PCPI Payroll	Bank of America P.O. Box 25118 Tampa, FL 33622-5118
Jefferson Electric, Inc.	Checking		Operating Account	Johnson Bank P.O. Box 547 Racine, WI 53401-0547
Jefferson Electric, Inc.	Checking		Incoming International Wire Account	Johnson Bank P.O. Box 547 Racine, WI 53401-0547

Schedule F

Commercial Tort Claims

None.

Schedule G

Supplement to Security Agreement

This Supplement to Security Agreement (the "Supplement") is dated as of this _____ day of _____________, 20__, from _________________________, a(n) _____________ corporation/limited liability company/partnership (the “Debtor”), to Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (the “Secured Party”).

Preliminary Statements

A.           The Debtor and certain affiliates of the Debtor and the Secured Party are parties to that certain Security Agreement dated as of June 28, 2013 (such Security Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Security Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Security Agreement.

B.           Pursuant to the Security Agreement, the Debtor granted to the Secured Party, among other things, a continuing security interest in all Commercial Tort Claims.

C.           The Debtor has acquired a Commercial Tort Claim, and executes and delivers this Supplement to confirm and assure the Secured Party's security interest therein.

Now, Therefore, in consideration of the benefits accruing to the Debtor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          In order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the Debtor does hereby grant to the Secured Party a continuing lien on and security interest in the Commercial Tort Claim described below:

2.          Schedule F (Commercial Tort Claims) to the Security Agreement is hereby amended to include reference to the Commercial Tort Claim referred to in Section 1 above. The Commercial Tort Claim described herein is in addition to, and not in substitution or replacement for, the Commercial Tort Claims heretofore described in and subject to the Security Agreement, and nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted by the Debtor in favor of the Secured Party under the Security Agreement.

3.          The Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Secured Party may deem necessary or proper to carry out more effectively the purposes of this Supplement.

4.          No reference to this Supplement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such items to be deemed a reference to the Security Agreement as supplemented hereby. The Debtor acknowledges that this Supplement shall be effective upon its execution and delivery by the Debtor to the Secured Party, and it shall not be necessary for the Secured Party to execute this Supplement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

5.          This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to principles of conflicts of law).

[Insert Name of Debtor]

By
Name
Title

Schedule H

Assumption and Supplemental Security Agreement

This Agreement dated as of this _____ day of ______________, 20___ from [new debtor], a __________ corporation/limited liability company/partnership (the “New Debtor”), to Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (the “Secured Party”).

Witnesseth that:

Whereas, Pioneer Power Solutions, Inc. (the “Borrower”) and certain other parties have executed and delivered to the Secured Party that certain Security Agreement dated as of June 28, 2013 (such Security Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the “Security Agreement”), pursuant to which such parties (the “Existing Debtors”) have granted to the Secured Party a lien on and security interest in each such Existing Debtor’s Collateral (as such term is defined in the Security Agreement) to secure the Secured Obligations (as such term is defined in the Security Agreement); and

Whereas, the Borrower provides the New Debtor with substantial financial, managerial, administrative, technical and other support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Party to the Borrower;

Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Party from time to time, the New Debtor hereby agrees as follows:

1.          The New Debtor acknowledges and agrees that it shall become a “Debtor” party to the Security Agreement effective upon the date the New Debtor’s execution of this Agreement and the delivery of this Agreement to the Secured Party, and that upon such execution and delivery, all references in the Security Agreement to the terms “Debtor” or “Debtors” shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Secured Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Secured Party, and hereby agrees that the Secured Party has and shall continue to have a continuing lien on and security interest in, among other things, all of the New Debtor’s Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor’s Accounts, Chattel Paper, Instruments, Documents, General Intangibles, Letter-of-Credit Rights, Supporting Obligations, Deposit Accounts, Investment Property, Inventory, Equipment, Fixtures, Commercial Tort Claims, and all Proceeds thereof and all of the other Collateral described in the granting clauses of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Secured Party under the Security Agreement.

2.          Schedules A (Locations), Schedule B (Other Names), Schedule C (Intellectual Property Rights), Schedule D (Real Estate), Schedule E (Investment Property and Deposits), and Schedule F (Commercial Tort Claims) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:

Supplement to Schedule A

Name of Debtor (and State of Organization and Organizational Registration Number)	Chief Executive Office (and name of record owner of such location)	Additional Places of Business and Collateral Locations (and name of record owner of such locations)

Supplement to Schedule B

Name of Debtor	Prior Legal Names and Trade Names of Such Debtor

Supplement to Schedule C

Intellectual Property Rights

Supplement to Schedule D

Real Estate Legal Descriptions

Supplement to Schedule E

Investment Property and Deposits

Supplement to Schedule F

Commercial Tort claims

3.          The New Debtor hereby acknowledges and agrees that the Secured Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

4.          All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term “Debtor” or “Debtors” and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

5.          The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Secured Party may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

6.          No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

7.          This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without regard to principles of conflicts of law).

[Insert Name of New Debtor]

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Accepted and agreed to as of the date first above written.

Bank of Montreal, acting through its Chicago Branch

By
Name
Title